EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Allis-Chalmers Energy Inc. (the “Company”), for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: November 10, 2005 By: /s/ Munawar H. Hidayatallah

Munawar H. Hidayatallah
Chief Executive Officer

Date: November 10, 2005 By: /s/ Victor M. Perez

Victor M. Perez
Chief Financial Officer